UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

DECEMBER 31, 2007

Annual Report
to Shareholders

DWS RREEF Real Estate
Securities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. The fund involves additional risk due to its narrow focus. There are special risks associated with an investment in real estate, including credit risk, interest rate fluctuations and the impact of varied economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2007

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class and Class R shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 0.84%, 1.67%, 1.62%, 1.07% and 0.55% for Class A, Class B, Class C, Class R and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and Life of Fund periods for Classes A and B shares and for all periods shown for Class C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On September 3, 2002 the Fund's original share class, RREEF Class A shares, were redesignated Institutional Class. In addition, the Fund began offering additional classes of shares, namely Class A, B and C shares. Returns shown for Class A, B and C shares for the periods prior to their inception on September 3, 2002 and Class R prior to its inception on October 1, 2003 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/07
DWS RREEF Real Estate Securities Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	-15.89%	9.03%	18.76%	17.97%
Class B	-16.51%	8.11%	17.72%	17.00%
Class C	-16.46%	8.22%	17.85%	17.08%
Class R	-16.00%	8.79%	18.45%	17.71%
Institutional Class	-15.50%	9.41%	19.13%	18.37%
S&P 500® Index+	5.49%	8.62%	12.83%	2.37%
MSCI US REIT Index++	-17.57%	7.90%	17.70%	16.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas, Inc.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 12/31/07	$ 19.07	$ 19.04	$ 19.10	$ 19.09	$ 19.09
12/31/06	$ 26.53	$ 26.48	$ 26.55	$ 26.55	$ 26.53
Distribution Information: Twelve Months as of 12/31/07: Income Dividends	$ .35	$ .14	$ .15	$ .30	$ .43
Capital Gain Distrubtions	$ 2.89	$ 2.89	$ 2.89	$ 2.89	$ 2.89
Institutional Class Lipper Rankings — Real Estate Funds Category as of 12/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	121	of	309	40
3-Year	51	of	226	23
5-Year	41	of	158	26

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Real Estate Securities Fund — Class A [] S&P 500 Index+ [] MSCI US REIT (Morgan Stanley US Real Estate Investment Trust (MSCI US REIT)) Index++

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/07
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$7,927	$12,216	$22,263	$35,881
	Average annual total return	-20.73%	6.90%	17.36%	17.11%
Class B	Growth of $10,000	$8,133	$12,448	$22,504	$35,592
	Average annual total return	-18.67%	7.57%	17.61%	17.00%
Class C	Growth of $10,000	$8,354	$12,673	$22,729	$35,788
	Average annual total return	-16.46%	8.22%	17.85%	17.08%
Class R	Growth of $10,000	$8,400	$12,875	$23,316	$37,396
	Average annual total return	-16.00%	8.79%	18.45%	17.71%
S&P 500 Index+	Growth of $10,000	$10,549	$12,816	$18,286	$12,081
	Average annual total return	5.49%	8.62%	12.83%	2.37%
MSCI US REIT Index++	Growth of $10,000	$8,243	$12,563	$22,587	$34,538
	Average annual total return	-17.57%	7.90%	17.70%	16.57%

The growth of $10,000 is cumulative.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
Growth of an Assumed $1,000,000 Investment
[] DWS RREEF Real Estate Securities Fund — Institutional Class [] S&P 500 Index+ [] MSCI US REIT (Morgan Stanley US Real Estate Investment Trust (MSCI US REIT)) Index++

Yearly periods ended December 31
Comparative Results as of 12/31/07
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$845,000	$1,309,600	$2,399,000	$3,907,500
	Average annual total return	-15.50%	9.41%	19.13%	18.37%
S&P 500 Index+	Growth of $1,000,000	$1,054,900	$1,281,600	$1,828,600	$1,208,100
	Average annual total return	5.49%	8.62%	12.83%	2.37%
MSCI US REIT Index++	Growth of $1,000,000	$824,300	$1,256,300	$2,258,700	$3,453,800
	Average annual total return	-17.57%	7.90%	17.70%	16.57%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged, free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2007 are 0.62% Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on May 2, 2005 are derived from the historical performance of Institutional Class shares of the DWS RREEF Real Estate Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 12/31/07
DWS RREEF Real Estate Securities Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	-15.63%	9.22%	18.86%	18.05%
S&P 500 Index+	5.49%	8.62%	12.83%	2.37%
MSCI US REIT Index++	-17.57%	7.90%	17.70%	16.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas, Inc.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/07	$ 19.11
12/31/06	$ 26.53
Distribution Information: Twelve Months as of 12/31/07: Income Dividends	$ .37
Capital Gain Distributions	$ 2.89
Class S Lipper Rankings — Real Estate Funds Category as of 12/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	126	of	309	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS RREEF Real Estate Securities Fund — Class S [] S&P 500 Index+ [] MSCI US REIT (Morgan Stanley US Real Estate Investment Trust (MSCI US REIT)) Index++

Yearly periods ended December 31
Comparative Results as of 12/31/07
DWS RREEF Real Estate Securities Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$8,437	$13,028	$23,719	$38,265
	Average annual total return	-15.63%	9.22%	18.86%	18.05%
S&P 500 Index+	Growth of $10,000	$10,549	$12,816	$18,286	$12,081
	Average annual total return	5.49%	8.62%	12.83%	2.37%
MSCI US REIT Index++	Growth of $10,000	$8,243	$12.563	$22,587	$34,538
	Average annual total return	-17.57%	7.90%	17.70%	16.57%

The growth of $10,000 is cumulative.

* DWS RREEF Real Estate Securities Fund commenced operations on December 1, 1999. Index returns began on November 30, 1999.
+ The Standard and Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged, free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class C and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 893.20	$ 890.20	$ 890.40	$ 892.60	$ 894.90	$ 895.80
Expenses Paid per $1,000*	$ 5.11	$ 8.39	$ 8.20	$ 5.96	$ 3.96	$ 2.91
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,019.81	$ 1,016.33	$ 1,016.53	$ 1,018.90	$ 1,021.02	$ 1,022.13
Expenses Paid per $1,000*	$ 5.45	$ 8.94	$ 8.74	$ 6.36	$ 4.23	$ 3.11
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
DWS RREEF Real Estate Securities Fund	1.07%	1.76%	1.72%	1.25%	.83%	.61%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS RREEF Real Estate Securities Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS RREEF Real Estate Securities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund. RREEF makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA

Managing Director of Deutsche Asset Management and of RREEF and Co-Manager of the fund.

Joined RREEF in 1997, Deutsche Asset Management in 2002 and the fund in 1999.

Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

Over 16 years of investment industry experience.

BA, Wabash College; MBA, Indiana University.

Jerry W. Ehlinger, CFA

Managing Director of Deutsche Asset Management and of RREEF and Co-Manager of the fund.

Joined RREEF, Deutsche Asset Management and the fund in 2004.

Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.

Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.

Over 10 years of investment industry experience.

BA, University of Wisconsin-Whitewater; MS, University of Wisconsin-Madison.

John W. Vojticek

Managing Director of Deutsche Asset Management and of RREEF and Co-Manager of the fund.

Joined RREEF, Deutsche Asset Management and the fund in September 2004.

Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.

Prior to that, Managing Director of RREEF from 1996-March 2004, Deutsche Asset Management from 2002-March 2004 and the fund from 1999-March 2004.

Over 11 years of investment industry experience.

BS, University of Southern California.

Asad Kazim

Director of Deutsche Asset Management, Vice President of RREEF and Co-Manager of the fund.

Joined RREEF and Deutsche Asset Management in 2002 and the fund in 2005.

Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.

Over seven years of investment industry experience.

BS, The College of New Jersey.

In the following interview, Co-Managers John F. Robertson, Jerry W. Ehlinger, John W. Vojticek and Asad Kazim discuss the market environment, performance results and positioning of DWS RREEF Real Estate Securities Fund during the 12 months ended December 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS RREEF Real Estate Securities Fund perform during its most recent fiscal year?

A: After a positive start to the year stemming from strong merger and acquisition (M&A) activity, Real Estate Investment Trust (REIT) prices pulled back substantially based initially on fears of rising global interest rates and — later in the year — due to concern over the effects of the subprime mortgage "contagion" on the office market and REITs in general. For the 12 months ended December 31, 2007, DWS RREEF Real Estate Securities Fund returned -15.89%. (Returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the Morgan Stanley Capital International (MSCI) US REIT Index, returned -17.57% over the same period.1

1 The MSCI US REIT Index (formerly known as the Morgan Stanley REIT Index) is an unmanaged, free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: Will you review the fund's investment process?

A: In managing the portfolio, we use an established investment discipline that we have developed over a number of years. We employ a quarterly sector allocation process in which we decide to overweight or underweight certain sectors of the REIT market, based on where we believe sector outperformance is likely to occur.2 Next, we employ a bottom-up stock selection process. The portfolio holds anywhere from 50 to 65 issues at any given time, and we invest in what we think have the potential to be the top-returning names in each sector. Meanwhile, we seek to avoid the weakest companies that we expect to underperform.

2 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Q: What factors influenced the performance of REITs during the year?

A: Following some major acquisitions within the real estate market, REIT prices retreated significantly during the first six months of 2007, based on increased worries over real estate valuations, problems in the subprime mortgage area and fears of rising interest rates. By the fourth quarter of 2007, concern about subprime exposure that had initially been limited to office REITs situated in Orange County, California had spread to most office REITs with significant financial services exposure, particularly those in New York City. M&A activity that had supported the REIT market earlier in the year had already come to a standstill, and many worried that commercial real estate property values would fall significantly. Overall, billions of dollars of write-offs among major banks and Wall Street firms took their toll on the financial markets, while the Federal Reserve undertook a series of rate cuts in an effort to restore liquidity to the markets. Consumers soothed investors' fears by continuing to spend at a steady rate, though by year-end the financial health of the US consumer had come into question, as unemployment increased and new job creation faltered.

Q: What contributed to and detracted from performance over the period?

A: Stock selection added to performance in all REIT sectors except hotels during the 12-month period, but most sector weightings (as compared with the benchmark) detracted from returns. The fund's underweight to the health care REIT sector, which investors viewed as defensive during a period of intense market volatility, represented the most significant drag on performance.

In a difficult year for REITs, one positive for the real estate securities market and the fund was the acquisition of apartment REIT Archstone-Smith Trust* by Tishman Speyer Properties and Lehman Brothers at the end of May. One of the largest individual detractors from performance came from the fund's holdings in the office REIT SL Green Realty Corp., which was hit hard because of its large concentration of New York City office space (and was perceived by REIT investors as more vulnerable to the credit crunch given the company's exposure to financial service office markets).

* This position was not held at the end of the reporting period.

Q: Will you describe the performance of various REIT sectors?

A: In a volatile period, health care was the only REIT sector that was able to post a positive return. Health care REITs declined in the first part of the year, but then finished strong because the sector is viewed as a noncyclical, defensive area of the real estate market. Health care REIT prices have rebounded significantly since the late 1990s, when cuts in medical reimbursements and some hospital bankruptcies caused many investors to abandon the sector.

Though returns for industrial REITs as a group were slightly negative, the sector remained reasonably stable in the face of tremendous selling pressure in the overall REIT market. While some investors have concerns regarding a possible oversupply of industrial properties, demand for these properties remains strong. Industrial REITs have also benefited from rising rents, and the largest companies in the sector have active "development pipelines" overseas.

Apartments represented a significant detractor from performance, though we believe the sector has been somewhat oversold. Though it might seem logical that the downturn in the US housing market would create more demand for apartment REITs, in fact a large number of unsold homes have now entered the rental market and depressed the prices of all rental units, including apartments. The fund's holdings in the apartment REIT AvalonBay Communities, Inc. detracted from performance as investors grew concerned that less value would ultimately be created from the company's development pipeline than originally forecast.

Hotels represented the most disappointing REIT sector for the 12-month period, as investors worried that a slowing economy would negatively affect consumer and business travel and, by extension, hotel occupancy. The negative performance within hotels occurred despite the fact that fundamental factors, such as room rates in major cities, remain favorable. As an example, Starwood Hotels & Resorts Worldwide, Inc., which has performed solidly in recent years, was caught in the downdraft of negative sentiment concerning the sector. We view the long-term prospects for Starwood positively and plan to continue to hold the stock.

Lastly, the office sector also underperformed. Following the announcement of the Blackstone Group's acquisition of Equity Office Properties (EOP) early in the year, other office REITs initially benefited from the redistribution of capital out of EOP. However, subprime mortgage worries gradually overwhelmed positive sentiment about the sector. Selling pressure based on subprime fears hit REITs with extensive holdings in Orange County, California first, then spread to REITS with holdings in New York City and beyond, as outlined above. In the New York market, Vornado Realty Trust sold off based on these concerns.

Q: What are the prospects for the REIT marketplace going forward?

A: We expect the REIT sector to continue to be volatile in the near term. According to Green Street Advisors, a closely followed independent research and consulting firm for the REIT market, REIT prices were discounted 24% below their underlying property values by the end of the year. However, underlying property values have also slipped, and further declines are forecast. Therefore, REITs may not be as attractively priced as they would seem to appear at first look. The near-term prospects for the US economy are also a concern. However, we do not foresee an imminent economic recession, only a mild pullback in growth. With this in mind, we anticipate modestly positive returns within the REIT sector for 2008.

The fund continues to overweight the regional mall sector, based on the continued positive prospects for high-end regional mall companies, as we believe these firms should not be unduly affected by any economic slowdown that may occur. We also continue an overweight within the apartment sector, which we believe was oversold during the recent market turmoil. To start the year, we plan to underweight health care REITs despite their status as a defensive sector, as we believe valuations there are excessive.

Going forward, we will continue to maintain positions in the highest-quality assets and real estate markets that we believe to be fundamentally strong.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/07	12/31/06

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	12/31/06

Office	21%	26%
Regional Malls	19%	16%
Apartments	16%	21%
Shopping Centers	11%	7%
Health Care	9%	6%
Industrial	9%	7%
Hotels	8%	9%
Storage	3%	6%
Manufactured Homes	2%	1%
Other	1%	—
Specialty Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2007 (57.3% of Net Assets)
1. Simon Property Group, Inc. Operator of real estate investment trust	9.4%
2. ProLogis Owner of global corporate distribution facilities	8.6%
3. Vornado Realty Trust Operator of investments in community shopping centers	6.9%
4. AvalonBay Communities, Inc. Self-managed, multifamily real estate investment trust	5.8%
5. General Growth Properties, Inc. Owner and developer of shopping mall centers	5.4%
6. Host Hotels & Resorts, Inc. Owns and controls upscale and luxurious hotels	5.0%
7. Boston Properties, Inc. Developer of commercial and industrial real estate	4.6%
8. Equity Residential Operator of multifamily properties	4.1%
9. Regency Centers Corp. Operator of real estate properties	3.9%
10. Federal Realty Investment Trust Management and redevelopment of prime community and neighborhood shopping centers	3.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2007

	Shares	Value ($)

Common Stocks 98.9%
Real Estate Investment Trusts ("REITs") 98.3%
Apartments 16.1%
Apartment Investment & Management Co. "A" (a)	1,000,197	34,736,842
AvalonBay Communities, Inc. (a)	853,107	80,311,493
BRE Properties, Inc. (a)	873,650	35,409,034
Equity Residential	1,560,475	56,910,523
Essex Property Trust, Inc. (a)	69,318	6,757,812
Post Properties, Inc. (a)	281,700	9,893,304
		224,019,008
Diversified 0.5%
Colonial Properties Trust	281,950	6,380,529
Health Care 9.3%
HCP, Inc.	537,100	18,680,338
LTC Properties, Inc.	573,074	14,355,504
Nationwide Health Properties, Inc. (a)	1,264,263	39,659,930
Senior Housing Properties Trust	902,050	20,458,494
Ventas, Inc.	797,600	36,091,400
		129,245,666
Hotels 8.2%
FelCor Lodging Trust, Inc. (a)	815,340	12,711,151
Host Hotels & Resorts, Inc. (a)	4,047,550	68,970,252
LaSalle Hotel Properties	650,848	20,762,051
Starwood Hotels & Resorts Worldwide, Inc.	260,401	11,465,456
		113,908,910
Industrial 8.6%
ProLogis (a)	1,879,998	119,154,273
Manufactured Homes 1.5%
Equity Lifestyle Properties, Inc. (a)	451,124	20,602,833
Office 20.3%
BioMed Realty Trust, Inc. (a)	732,431	16,970,426
Boston Properties, Inc. (a)	697,250	64,014,522
Digital Realty Trust, Inc. (a)	384,770	14,763,625
Douglas Emmett, Inc.	1,462,450	33,065,995
Kilroy Realty Corp.	206,981	11,375,676
Parkway Properties, Inc. (a)	184,400	6,819,112
SL Green Realty Corp. (a)	403,550	37,715,783
Vornado Realty Trust (a)	1,093,632	96,184,934
		280,910,073
	Shares	Value ($)

Regional Malls 18.8%
General Growth Properties, Inc. (a)	1,817,023	74,825,007
Simon Property Group, Inc. (a)	1,499,304	130,229,545
Taubman Centers, Inc.	348,100	17,123,039
The Macerich Co. (a)	550,946	39,150,223
		261,327,814
Shopping Centers 10.9%
Federal Realty Investment Trust (a)	610,630	50,163,254
Kite Realty Group Trust (a)	824,067	12,583,503
Regency Centers Corp. (a)	838,600	54,081,314
Saul Centers, Inc.	238,750	12,756,413
Tanger Factory Outlet Centers, Inc. (a)	585,750	22,088,633
		151,673,117
Specialty Services 0.9%
Entertainment Properties Trust	253,623	11,920,281
Storage 3.2%
Extra Space Storage, Inc.	211,800	3,026,622
Public Storage, Inc.	570,928	41,911,825
		44,938,447
Total Real Estate Investment Trust ("REITs")		1,364,080,951
Other 0.6%
Brookfield Properties Corp.	423,850	8,159,112
FrontLine Capital Group*	12,400	0
		8,159,112
Total Common Stocks (Cost $1,226,611,664)		1,372,240,063

Securities Lending Collateral 28.9%
Daily Assets Fund Institutional, 5.03% (b) (c) (Cost $401,291,400)	401,291,400	401,291,400

Cash Equivalents 1.2%
Cash Management QP Trust, 4.67% (b) (Cost $15,902,648)	15,902,648	15,902,648
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,643,805,712)+	129.0	1,789,434,111
Other Assets and Liabilities, Net	(29.0)	(402,201,594)
Net Assets	100.0	1,387,232,517

The accompanying notes are an integral part of the financial statements.

* Non-income producing security.
+ The cost for federal income tax purposes was $1,664,121,431. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $125,312,680. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $207,719,696 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $82,407,016.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2007 amounted to $396,934,018 which is 28.6% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007
Assets
Investments: Investments in securities, at value (cost $1,226,611,664) — including $396,934,018 of securities loaned	$ 1,372,240,063
Investment in Daily Assets Fund Institutional (cost $401,291,400)*	401,291,400
Investment in Cash Management QP Trust (cost $15,902,648)*	15,902,648
Total investments, at value (cost $1,643,805,712)	1,789,434,111
Receivable for investments sold	6,087,462
Dividends receivable	13,019,676
Interest receivable	221,860
Receivable for Fund shares sold	8,974,841
Other assets	118,766
Total assets	1,817,856,716
Liabilities
Payable upon return of securities loaned	401,291,400
Payable for investments purchased	18,908,681
Payable for Fund shares redeemed	8,472,680
Accrued management fee	475,075
Other accrued expenses and payables	1,476,363
Total liabilities	430,624,199
Net assets, at value	$ 1,387,232,517
Net Assets Consist of
Undistributed net investment income	7,421,043
Net unrealized appreciation (depreciation) on investments	145,628,399
Accumulated net realized gain (loss)	(13,510,804)
Paid-in capital	1,247,693,879
Net assets, at value	$ 1,387,232,517
* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($595,641,162 ÷ 31,242,137 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 19.07
Maximum offering price per share (100 ÷ 94.25 of $19.07)	$ 20.23

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($19,559,596 ÷ 1,027,224 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 19.04

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($59,615,074 ÷ 3,121,230 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 19.10
Class R Net Asset Value, offering and redemption price(a) per share ($15,717,034 ÷ 823,310 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 19.09
Class S Net Asset Value, offering and redemption price(a) per share ($287,912,388 ÷ 15,068,538 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 19.11

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($408,787,263 ÷ 21,415,438 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 19.09
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $49,068)	$ 46,178,644
Interest — Cash Management QP Trust	763,743
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	630,937
Total Income	47,573,324
Expenses: Management fee	7,375,413
Administration fee	1,924,771
Services to shareholders	3,264,192
Custodian fee	60,457
Distribution and service fees	3,341,452
Professional fees	125,899
Trustees' fees and expenses	57,392
Reports to shareholders	263,157
Registration fees	138,788
Other	193,181
Total expenses before expense reductions	16,744,702
Expense reductions	(61,453)
Total expenses after expense reductions	16,683,249
Net investment income	30,890,075
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	110,855,810
Capital gains dividends received	19,828,317
130,684,127
Change in net unrealized appreciation (depreciation) on investments	(459,143,115)
Net gain (loss)	(328,458,988)
Net increase (decrease) in net assets resulting from operations	$ (297,568,913)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2007	2006
Operations: Net investment income	$ 30,890,075	$ 27,444,399
Net realized gain (loss)	130,684,127	138,441,014
Change in net unrealized appreciation (depreciation)	(459,143,115)	371,281,963
Net increase (decrease) in net assets resulting from operations	(297,568,913)	537,167,376
Distributions to shareholders from: Net investment income: Class A	(10,629,179)	(18,859,241)
Class B	(131,791)	(458,401)
Class C	(457,078)	(1,659,772)
Class R	(239,913)	(293,743)
Class S	(4,173,832)	(110,963)
Institutional Class	(9,692,700)	(12,884,195)
Net realized gains: Class A	(78,698,274)	(64,795,214)
Class B	(2,636,631)	(1,934,026)
Class C	(8,119,379)	(6,799,029)
Class R	(2,041,136)	(1,309,044)
Class S	(36,201,231)	(908,760)
Institutional Class	(53,630,596)	(38,772,845)
Total distributions	(206,651,740)	(148,785,233)
Fund share transactions: Proceeds from shares sold	1,094,894,412	779,342,074
Reinvestment of distributions	180,544,640	128,600,679
Cost of shares redeemed	(1,515,180,643)	(485,403,119)
Redemption fees	158,659	117,713
Net increase (decrease) in net assets from Fund share transactions	(239,582,932)	422,657,347
Increase (decrease) in net assets	(743,803,585)	811,039,490
Net assets at beginning of period	2,131,036,102	1,319,996,612
Net assets at end of period (including undistributed net investment income of $7,421,043 and $2,748,730, respectively)	$ 1,387,232,517	$ 2,131,036,102

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 26.53	$ 20.83	$ 20.40	$ 17.09	$ 12.97
Income (loss) from investment operations: Net investment income[a]	.39	.39	.42	.48	.51
Net realized and unrealized gain (loss)	(4.61)	7.33	1.96	4.79	4.37
Total from investment operations	(4.22)	7.72	2.38	5.27	4.88
Less distributions from: Net investment income	(.35)	(.51)	(.65)	(.58)	(.55)
Net realized gains	(2.89)	(1.51)	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	—	(.06)
Total distributions	(3.24)	(2.02)	(1.95)	(1.96)	(.76)
Redemption fee	.00+	.00+	.00+	—	—
Net asset value, end of period	$ 19.07	$ 26.53	$ 20.83	$ 20.40	$ 17.09
Total Return (%)[b]	(15.89)	37.73[c]	11.89	31.57	38.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	596	1,205	723	814	481
Ratio of expenses before expense reductions (%)	.97	.91	.80	.82	.88
Ratio of expenses after expense reductions (%)	.97	.82	.80	.82	.88
Ratio of net investment income (%)	1.50	1.62	2.05	2.60	3.39
Portfolio turnover rate (%)	81	60	66[d]	79	25
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
+ Amount is less than $.005.

Class B Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 26.48	$ 20.83	$ 20.40	$ 17.08	$ 12.99
Income (loss) from investment operations: Net investment income[a]	.19	.18	.23	.30	.36
Net realized and unrealized gain (loss)	(4.60)	7.33	1.96	4.80	4.38
Total from investment operations	(4.41)	7.51	2.19	5.10	4.74
Less distributions from: Net investment income	(.14)	(.35)	(.46)	(.40)	(.44)
Net realized gains	(2.89)	(1.51)	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	—	(.06)
Total distributions	(3.03)	(1.86)	(1.76)	(1.78)	(.65)
Redemption fees	.00+	.00+	.00+	—	—
Net asset value, end of period	$ 19.04	$ 26.48	$ 20.83	$ 20.40	$ 17.08
Total Return (%)[b]	(16.51)	36.53[c]	10.84	30.24	37.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	36	29	32	22
Ratio of expenses before expense reductions (%)	1.73	1.73	1.72	1.79	1.85
Ratio of expenses after expense reductions (%)	1.73	1.72	1.72	1.79	1.85
Ratio of net investment income (%)	.74	.72	1.13	1.63	2.42
Portfolio turnover rate (%)	81	60	66[d]	79	25
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
+ Amount is less than $.005.

Class C Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 26.55	$ 20.88	$ 20.44	$ 17.12	$ 12.99
Income (loss) from investment operations: Net investment income[a]	.20	.20	.26	.32	.37
Net realized and unrealized gain (loss)	(4.61)	7.35	1.96	4.80	4.41
Total from investment operations	(4.41)	7.55	2.22	5.12	4.78
Less distributions from: Net investment income	(.15)	(.37)	(.48)	(.42)	(.44)
Net realized gains	(2.89)	(1.51)	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	—	(.06)
Total distributions	(3.04)	(1.88)	(1.78)	(1.80)	(.65)
Redemption fees	.00+	.00+	.00+	—	—
Net asset value, end of period	$ 19.10	$ 26.55	$ 20.88	$ 20.44	$ 17.12
Total Return (%)[b]	(16.46)[c]	36.67[c]	11.00	30.35	37.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	126	93	81	34
Ratio of expenses before expense reductions (%)	1.69	1.64	1.61	1.68	1.75
Ratio of expenses after expense reductions (%)	1.69	1.62	1.61	1.68	1.75
Ratio of net investment income (%)	.78	.82	1.24	1.74	2.52
Portfolio turnover rate (%)	81	60	66[d]	79	25
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
+ Amount is less than $.005.

Class R Years Ended December 31,	2007	2006	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 26.55	$ 20.83	$ 20.39	$ 17.09	$ 16.06
Income (loss) from investment operations: Net investment income[b]	.34	.34	.35	.38	.03
Net realized and unrealized gain (loss)	(4.61)	7.34	1.96	4.81	1.30
Total from investment operations	(4.27)	7.68	2.31	5.19	1.33
Less distributions from: Net investment income	(.30)	(.45)	(.57)	(.51)	(.09)
Net realized gains	(2.89)	(1.51)	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	—	(.06)
Total distributions	(3.19)	(1.96)	(1.87)	(1.89)	(.30)
Redemption fees	.00+	.00+	.00+	—	—
Net asset value, end of period	$ 19.09	$ 26.55	$ 20.83	$ 20.39	$ 17.09
Total Return (%)	(16.00)	37.45	11.51	31.01	8.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	25	9	2	1
Ratio of expenses (%)	1.14	1.03	1.16	1.33	1.25*
Ratio of net investment income (%)	1.33	1.41	1.69	2.09	.21c**
Portfolio turnover rate (%)	81	60	66[d]	79	25
[a] For the period from October 1, 2003 (commencement of operations of Class R shares) to December 31, 2003.
[b] Based on average shares outstanding during the period.
[c] For the three months ended December 31, 2003, the ratio has not been annualized since the Fund does not believe it would be appropriate because its dividend income is not earned ratably throughout the year.
[d] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized
** Not annualized
+ Amount is less than $.005.

Class S Years Ended December 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 26.53	$ 20.80	$ 19.81
Income (loss) from investment operations: Net investment income[b]	.44	.41	.29
Net realized and unrealized gain (loss)	(4.60)	7.35	2.45
Total from investment operations	(4.16)	7.76	2.74
Less distributions from: Net investment income	(.37)	(.52)	(.45)
Net realized gains	(2.89)	(1.51)	(1.30)
Total distributions	(3.26)	(2.03)	(1.75)
Redemption fees+	.00	.00	.00
Net asset value, end of period	$ 19.11	$ 26.53	$ 20.80
Total Return (%)	(15.63)	37.98	13.84**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	288	19	2
Ratio of expenses (%)	.83	.73	.76*
Ratio of net investment income (%)	1.64	1.71	2.00*
Portfolio turnover rate (%)	81	60	66[c]
[a] For the period from May 2, 2005 (commencement of operations of Class S shares) to December 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
* Annualized
** Not annualized
+ Amount is less than $.005.

Institutional Class Years Ended December 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 26.53	$ 20.81	$ 20.38	$ 17.08	$ 12.96
Income (loss) from investment operations: Net investment income[a]	.49	.46	.48	.53	.55
Net realized and unrealized gain (loss)	(4.61)	7.33	1.96	4.77	4.37
Total from investment operations	(4.12)	7.79	2.44	5.30	4.92
Less distributions from: Net investment income	(.43)	(.56)	(.71)	(.62)	(.59)
Net realized gains	(2.89)	(1.51)	(1.30)	(1.38)	(.15)
Tax return of capital	—	—	—	—	(.06)
Total distributions	(3.32)	(2.07)	(2.01)	(2.00)	(.80)
Redemption fees	.00+	.00+	.00+	—	—
Net asset value, end of period	$ 19.09	$ 26.53	$ 20.81	$ 20.38	$ 17.08
Total Return (%)	(15.50)[b]	38.14[b]	12.19	31.88	38.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	409	720	464	353	166
Ratio of expenses before expense reductions (%)	.57	.58	.53	.54	.63
Ratio of expenses after expense reductions (%)	.56	.54	.53	.54	.63
Ratio of net investment income (%)	1.91	1.90	2.32	2.88	3.64
Portfolio turnover rate (%)	81	60	66[c]	79	25
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Excludes portfolio securities delivered as a result of processing in-kind redemptions.
+ Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS RREEF Real Estate Securities Fund (the "Fund") is a non-diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a business trust under the laws of the state of Delaware. This Fund is currently closed to most new investors.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,117,183
Undistributed net long-term capital gains	$ 6,804,914
Unrealized appreciation (depreciation) on investments	$ 125,312,680

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2007	2006
Distributions from ordinary income*	$ 60,394,626	$ 65,464,160
Distributions from long-term capital gains	$ 146,257,114	$ 83,321,073
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. At year end, the Fund recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $1,532,461,199 and $1,909,088,622, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

RREEF America L.L.C. ("RREEF") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $100 million of the Fund's average daily net assets	.565%
Next $100 million of such net assets	.465%
Next $100 million of such net assets	.415%
Over $300 million of such net assets	.365%

Accordingly for the year ended December 31, 2007, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.38% of the Fund's average daily net assets.

For the period from January 1, 2007 through January 21, 2007, the Advisor had voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.80%
Class B	1.71%
Class C	1.60%
Class R	1.15%
Class S	1.35%
Institutional Class	.53%

For the period from January 22, 2007 through June 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.60%
Class B	2.35%
Class C	2.35%
Class R	1.85%
Class S	1.35%
Institutional Class	1.35%

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2007, the Advisor received an Administration Fee of $1,924,771, of which $121,744 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2007
Class A	$ 850,364	$ —	$ 127,119
Class B	53,775	—	7,957
Class C	134,529	1,768	18,142
Class R	6,967	—	1,107
Class S	32,247	—	7,286
Institutional Class	125,455	24,268	20,739
	$ 1,203,337	$ 26,036	$ 182,350

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended December 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2007
Class B	$ 222,563	$ 13,627
Class C	723,900	39,624
Class R	56,581	3,539
	$ 1,003,044	$ 56,790

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2007	Annual Effective Rate
Class A	$ 2,014,970	$ 222,260.22%
Class B	72,254	9,324.24%
Class C	233,738	28,807.24%
Class R	17,446	3,327.08%
	$ 2,338,408	$ 263,718

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2007 aggregated $17,501.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2007, the CDSC for Class B and C shares aggregated $88,715 and $16,120, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2007, DWS-SDI received $9,433 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $45,607, of which $17,231 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the Fund's custodian fee was reduced by $589 and $34,828, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year ended December 31, 2007		Year Ended December 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,076,640	$ 290,450,889	16,590,589	$ 401,221,650
Class B	45,245	1,162,364	234,840	5,757,176
Class C	130,543	3,225,625	1,154,237	27,886,926
Class R	316,720	8,412,285	714,546	17,234,884
Class S	17,805,605	478,512,359	701,133	17,824,143
Institutional Class	12,065,861	313,130,890	12,920,097	309,417,295
		$ 1,094,894,412		$ 779,342,074
Shares issued to shareholders in reinvestment of distributions
Class A	4,346,577	$ 83,562,625	3,136,424	$ 79,443,543
Class B	126,730	2,391,850	77,976	1,979,789
Class C	373,505	7,080,136	275,092	7,004,053
Class R	118,064	2,265,797	61,338	1,564,667
Class S	2,107,664	40,353,684	33,492	860,194
Institutional Class	2,316,308	44,890,548	1,489,933	37,748,433
		$ 180,544,640		$ 128,600,679
Shares redeemed
Class A	(29,614,915)	$ (786,247,514)	(8,992,372)	$ (213,897,026)
Class B	(493,781)	(12,495,549)	(342,834)	(8,190,905)
Class C	(2,129,969)	(54,755,327)	(1,113,606)	(26,900,395)
Class R	(538,618)	(13,780,739)	(297,085)	(7,453,244)
Class S	(5,568,984)	(140,243,328)	(117,605)	(2,868,516)
Institutional Class	(20,108,984)	(507,658,186)	(9,583,780)	(226,093,033)
		$ (1,515,180,643)		$ (485,403,119)
Redemption fees		$ 158,659		$ 117,713
Net increase (decrease)
Class A	(14,191,698)	$ (412,154,512)	10,734,641	$ 266,871,777
Class B	(321,806)	(8,941,285)	(30,018)	(452,671)
Class C	(1,625,921)	(44,449,392)	315,723	7,993,094
Class R	(103,834)	(3,102,629)	478,799	11,346,308
Class S	14,344,285	378,677,251	617,020	15,816,119
Institutional Class	(5,726,815)	(149,612,365)	4,826,250	121,082,720
		$ (239,582,932)		$ 422,657,347

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS RREEF Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Real Estate Securities Fund (the "Fund") at December 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $2.33 per share from net long-term capital gains during the year ended December 31, 2007, of which 97% represents 15% rate gains and 3% represents 25% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $150,903,000 as capital gain dividends for its year ended December 31, 2007, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $78,328,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and RREEF America LLC ("RREEF") in September 2007.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to RREEF is paid by DIMA out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's and RREEF's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Institutional Class shares) was in the 1st quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and RREEF. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and RREEF have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and RREEF regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or RREEF, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		76
Henry P. Becton, Jr. (1943) Board Member since 2006	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	76
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	76
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	76
Martin J. Gruber[7] (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	76
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	76
Graham E. Jones[7] (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	76
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	76
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	76
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	76
Carl W. Vogt[7] (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		74
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[6] (1967) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Diane Kenneally[6] (1966) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.
7 At present, substantially all DWS mutual funds are overseen by one of two boards of trustees (the "Boards"). Each Board, including the Board that oversees your Fund (the "New York Board"), has determined that the formation of a single consolidated Board overseeing these funds is in the best interests of the Funds and their shareholders. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the New York Board with the other primary DWS fund board (the "Chicago Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)
The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the New York Board will nominate and elect four individuals (John W. Ballantine, Paul K. Freeman, William McClayton and Robert H. Wadsworth) who currently serve on the Chicago Board to the Board of your Fund and each other fund overseen by the New York Board. Information regarding these four individuals is set forth below. In addition, the Chicago Board has determined to nominate and recommend that shareholders of each fund overseen by that Board elect eight members of your Fund's Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg). As a result, as of the Consolidation Date, it is expected that the four Chicago Board members and eight New York Board members named above (each of whom will be an Independent Board Member), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of substantially all DWS Scudder funds (134 funds), including your Fund. To facilitate the Board consolidation, three members of the New York Board (Martin J. Gruber, Graham E. Jones and Carl W. Vogt) have agreed to resign as of the Consolidation Date, which is prior to their normal retirement dates.
Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Fund's current committee structure and other governance practices, including the appointment of new committee chairs and members.
Name and Year of Birth Chicago Board Members to be Elected to New York Board	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds and Length of Time Served
John W. Ballantine (1946)	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank
Chicago Board Member since 1999
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998). Formerly, Trustee of funds managed by DIMA or its affiliates (1993-2002).
Chicago Board Member since 2002, Chairperson since 2007
William McClayton (1944)	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.
Chicago Board Member since 2004
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of funds managed by DIMA or its affiliates (1999-2004).	Chicago Board Member since 2004

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	RRRAX	RRRBX	RRRCX	RRREX	RRRRX
CUSIP Number	23339E 491	23339E 483	23339E 475	23339E 459	23339E 442
Fund Number	425	625	725	2325	595
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	RRRSX
CUSIP Number	23339E 467
Fund Number	1502

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2007, DWS RREEF Real Estate Securities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF REAL ESTATE SECURITIES FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$64,650	$0	$0	$0
2006	$67,000	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$600,000	$625,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 29, 2008